UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d)

of the Securities Exchange Act of 1934

July 23, 2014

Date of Report (Date of earliest event reported)

LOCAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34197	33-0849123
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7555 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

(949) 784-0800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the issuer under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On July 23, 2014, Local Corporation (the “Registrant”) made the following announcement:

At Local Corporation, we understand the vital importance of the data and services we offer our users, partners and customers, and work extremely hard to make sure our sites run 24/7 without interruption. This week while conducting a scheduled upgrade to our infrastructure, we encountered a major issue. Unfortunately, due to this issue we experienced an infrastructure disruption affecting our servers that took our sites offline. The issue has resolved and all sites are back online. We apologize for any inconvenience this caused. Thank you for your continued support and patience.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOCAL CORPORATION

Date: July 23, 2014	By:	/s/ Kenneth S. Cragun
Kenneth S. Cragun
Chief Financial Officer and Secretary